UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
CLEANSPARK, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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CLEANSPARK, INC.
2370 Corporate Circle, Suite 160
Henderson, Nevada 89074
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on March 15, 2022
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of CleanSpark, Inc. (the “Company,” “we” or “us”) will be held on March 15, 2022, at 11:00 a.m. Pacific Daylight Time. Given the circumstances arising from the ongoing coronavirus (“COVID-19”) pandemic, we have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2022. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 3 of the accompanying proxy statement (the “Proxy Statement”). The purpose of the Meeting is as follows:
(1)
To elect five directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, or removal; and

(2)	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022.
The close of business on January 20, 2022 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. For at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be available for any stockholder’s examination during ordinary business hours at our principal executive offices located at: 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, (702) 941-8047.
Our Board of Directors has carefully reviewed and considered the foregoing proposals, and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR each of the foregoing proposals.
Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Meeting virtually, you are urged to promptly complete, date, sign, and return the proxy card. Please review the instructions on your voting options described in the enclosed Proxy Statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. This will not limit your right to virtually attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting.
The Notice of Internet Availability of Proxy Materials also contains instructions on how to access the Proxy Statement and our 2021 Annual Report on Form 10-K for the year ended September 30, 2021, both of which will be available online at www.proxyvote.com on or about January 27, 2022, and are available on our website at www.cleanspark.com/investor-relations/sec-filings/.
By Order of the Board of Directors

/s/ Zachary Bradford
Zachary Bradford Chief Executive Officer, President and Director
Henderson, Nevada
January 27, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 15, 2022
The notice of annual meeting, the proxy statement and our 2021 Annual Report on Form 10-K are available on our website at www.cleanspark.com/investor-relations/sec-filings/. Additionally, in accordance with the Securities and Exchange Commission rules, you may access our proxy materials at www.proxyvote.com.
I M P O R T A N T
YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING VIRTUALLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. PLEASE REVIEW THE INSTRUCTIONS ON YOUR VOTING OPTIONS DESCRIBED IN THE ENCLOSED PROXY STATEMENT AS WELL AS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE VIRTUALLY IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. A MAJORITY OF THE VOTING POWER OF THE COMPANY’S OUTSTANDING SHARES OF CAPITAL STOCK MUST BE REPRESENTED AT THE MEETING, EITHER VIRTUALLY OR BY PROXY, TO CONSTITUTE A QUORUM.

CLEANSPARK, INC.
2370 Corporate Circle, Suite 160
Henderson, Nevada 89074
(702) 941-8047
PROXY STATEMENT

For

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on March 15, 2022 at 11:00 a.m. Pacific Daylight Time
GENERAL INFORMATION
This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CleanSpark, Inc. (the “Company,” “CleanSpark,” “we” or “us”) for use at the annual meeting of stockholders (the “Meeting” or the “2022 Annual Meeting”) of the Company, to be held on March 15, 2022, at 11:00 a.m. Pacific Daylight Time. Given the circumstances arising from the ongoing coronavirus (“COVID-19”) pandemic, we have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2022. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. The virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxyvote.com and logging in with control number. We encourage you to log on in advance and ask any questions you may have, which we will try to answer during the meeting. We recommend that you log in to the Meeting at www.virtualshareholdermeeting.com/CLSK2022 a few minutes before the scheduled meeting time on March 15, 2022 to ensure you are logged in when the Meeting starts. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 3 of this Proxy Statement. This Proxy Statement and the enclosed proxy card will be made available to our stockholders on or about January 27, 2022.
Only stockholders of record at the close of business on January 20, 2022 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 41,453,840 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, and 1,750,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Preferred Stock”), were issued and outstanding. At the close of business on the Record Date, the Common Stock and Preferred Stock were held by more than 190 and four individual participants in securities positions listings of our capital stock, respectively. Shares cannot be voted at the Meeting unless the holder thereof as of the Record Date is present or represented by proxy. The presence, virtually or by proxy, of the holders of a majority of the voting power of the Company’s outstanding shares of capital stock as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.
Our Board has selected Zachary Bradford and Gary Vecchiarelli to serve as the holders of proxies for the Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by Mr. Bradford and Mr. Vecchiarelli in accordance with the directions indicated on the proxy card. If you sign your proxy card without giving specific instructions, Mr. Bradford and Mr. Vecchiarelli will vote your shares “FOR” the proposals being presented at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented at the Meeting.
Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy card. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

We pay the cost of soliciting the proxies. We will provide copies of this Proxy Statement and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and will, upon request, reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE MEETING
Q.	When is the Meeting?
A.	March 15, 2022, at 11:00 a.m. Pacific Daylight Time.
Q.	Where will the Meeting be held?
A.
Given the circumstances arising from the ongoing COVID-19 pandemic, we have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2022. We are holding a virtual only meeting this year for a few reasons. First, safety is an important value for our Company. Accordingly, we are choosing the virtual route to keep our stockholders attending the Meeting safe from COVID-19. We also value innovation and we welcome expanded access, improved communication and cost savings for our stockholders and the Company afforded by the virtual format. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. In addition, the virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxyvote.com and logging in with their control number. We encourage you to log on in advance and ask any questions you may have, which we will try to answer during the Meeting. We recommend that you log in to the Meeting at www.virtualshareholdermeeting.com/CLSK2022 a few minutes before the scheduled meeting time on March 15, 2022 to ensure you are logged in when the Meeting starts.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Meeting website. If you encounter any difficulties accessing the Meeting, please call the technical support number that will be posted on the Meeting webpage.
Q.	Will there be a Q&A session during the Meeting?
As part of the Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the Meeting that are pertinent to the Company and the Meeting matters, as time permits. Only stockholders that have accessed the Meeting as a stockholder will be permitted to submit questions during the Meeting. If you have questions, you may type them into the dialog box provided at any point during the meeting (until the floor is closed to questions). Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last earnings release;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the annual meeting as determined by the Chair or Secretary in their reasonable judgment.
Q.	Why am I receiving these Proxy Materials?
A.
As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2021 (the “Annual Report”) available to our stockholders electronically via the Internet. The Notice of Internet Availability of Proxy Materials

containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, or by mail is first being mailed to all stockholders of record entitled to vote at the 2022 Annual Meeting on or about January 27, 2022. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the Proxy Materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the Proxy Materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. We sent you the Notice of Internet Availability of Proxy Materials because the Board is soliciting your proxy to vote at the 2022 Annual Meeting. You are invited to virtually attend the 2022 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions on the Notice of Internet Availability of Proxy Materials to vote by Internet, by phone or by mail.
Q.	Who is entitled to vote at the Meeting?
A.
Only stockholders who owned shares of our capital stock (Common Stock and/or Preferred Stock) at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, 41,453,840 shares of the Company’s Common Stock were issued and outstanding, and 1,750,000 shares of the Company’s Preferred Stock were issued and outstanding. At the close of business on the Record Date, the Common Stock and Preferred Stock were held by more than 180 and four individual participants in securities positions listings of our capital stock, respectively.

For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on. For each share of Preferred Stock held as of the Record Date, the holder will be entitled to forty-five votes on each proposal to be voted on. Notwithstanding the foregoing, the holders of Preferred Stock will vote together with holders of Common Stock as a single class on each proposal to be voted on, except to the extent that voting as a separate class or series is required by law. As such, holders of Common Stock are entitled to a total of 34,696,392 votes, and the holders of Preferred Stock are entitled to a total of 78,750,000 votes.
Q.	How many shares must be present to conduct business?
A.
The presence at the Meeting, virtually or by proxy, of the holders of a majority of the voting power of the Company’s outstanding shares of capital stock as of the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the Meeting and any adjournment or postponement thereof.

Q.	What will be voted on at the Meeting?
A.	The following chart sets forth the proposals scheduled for a vote at the 2022 Annual Meeting and the vote required for such proposals to be approved
Proposal	Votes Required	Voting Options	Board Recommendation
Proposal 1: To elect five directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors.

Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on this proposal.
		“FOR ALL”; or “WITHHOLD ALL”; or “FOR ALL EXCEPT”	“FOR” the nominated slate of directors

Proposal 2: To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022.
The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders entitled to vote at the 2022 Annual Meeting.

Abstentions will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. Broker discretionary voting is allowed for Proposal 2.
		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

Q.	What shares can I vote at the Meeting?
A.
You may vote all of your shares of capital stock (Common Stock and/or Preferred Stock) owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A.
Some of our stockholders may hold shares of our capital stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Action Stock Transfer, you are considered to be, with respect to those shares, the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote virtually at the 2022 Annual Meeting and to vote by proxy. Whether or not you plan to attend the 2022 Annual Meeting, we urge you to vote by Internet, by phone or by mail to ensure your vote is counted. You may still attend the 2022 Annual Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these Proxy Materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the 2022 Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the 2022 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the 2022 Annual Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.
Q.	How can I vote my shares without attending the Meeting?
A.
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone or by mail by following the instructions provided on the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the Proxy Materials by following the instructions available on the Notice of Internet Availability of Proxy Materials and then simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2022 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee, by using the proxy card provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q.	How can I vote my shares?
A.
Stockholders who attend the virtual 2022 Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/CLSK2022 to vote or submit questions during the Meeting. Voting online during the Meeting will replace any previous votes. Record holders who received a copy of this Proxy Statement and accompanying proxy card in the mail can vote by filling out the proxy card, signing it, and returning it in the postage paid return envelope. Record holders can also vote by telephone at 1-800-690-6903 or by Internet at www.proxyvote.com. Voting instructions are provided on the proxy card. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

Q.	How do I attend the virtual 2022 Annual Meeting?
A.
You may attend the 2022 Annual Meeting online, including to vote and/or submit questions during the Meeting, by logging in at www.virtualshareholdermeeting.com/CLSK2022. The 2022 Annual Meeting will begin at approximately 11:00 a.m. Pacific Daylight Time, with log-in beginning at 10:45 a.m. Pacific Daylight Time on March 15, 2022.

Q.	How do I gain admission to the virtual 2022 Annual Meeting?
A.
You are entitled to participate in the virtual 2022 Annual Meeting only if you were a stockholder of record who owned shares of the Company’s capital stock (Common Stock and/or Preferred Stock) at the close of business on January 20, 2022, the Record Date. To attend online and participate in the 2022 Annual Meeting, stockholders of record will need to use the control number included on their Notice of Internet Availability of Proxy Materials or proxy card to log into www.virtualshareholdermeeting.com/CLSK2022. Beneficial owners who do not have a control number may gain access to the Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the virtual 2022 Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Meeting prior to the start time. Please allow time for online check-in, which will begin at 10:45 a.m. Pacific Daylight Time. If you have difficulties during the check-in time or during the Meeting, please call technical support at 1-844-986-0822.
Stockholders have multiple opportunities to submit questions to the Company for the 2022 Annual Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Meeting at www.virtualshareholdermeeting.com/CLSK2022. See “Will there be a Q&A session during the Meeting?” for information about how the Q&A session at the Meeting will be conducted.

Q.	How are my shares voted?
A.
If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all nominees identified in Proposal 1 and “FOR” Proposal 2, and in the discretion of the proxy holder on any other matters that properly come before the Meeting).

Q.	What is a “broker non-vote”?
A.
A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Meeting will be deemed present at our Meeting for purposes of determining whether the necessary quorum exists to proceed with the Meeting, but will not be considered entitled to vote on the non-routine proposals.

We believe that under applicable rules, Proposal 2 is considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, we do not expect to receive any broker non-votes with respect to Proposal 2.
Brokers or other nominees cannot vote on Proposal 1 without instructions from beneficial owners. Only votes “FOR” will affect the outcome of the vote on Proposal 1. As such, broker non-votes will not affect the outcome of the vote on Proposal 1.
Q.	How are abstentions counted?
A.
If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes with respect to a proposal, but they will not be voted on any matter at the Meeting.

With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will be entirely excluded from the vote and will have no effect on its outcome.
With regard to Proposal 2, because abstentions are not counted as votes cast, abstentions will have no effect on the outcome of such proposal.
Q.	Are dissenters’ rights available with respect to any of the proposals?
A.	Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.
Q.	What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?
A.
If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.

Q.	Can I change my mind after I return my proxy?
A.
Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the Company’s Secretary, by submitting another proxy with a later date, or by attending the Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q.	Who is soliciting my vote and who is paying the costs?
A.
Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials and this Proxy Statement, as applicable.

Q.	Is there a list of stockholders entitled to vote at the Meeting?
The names of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting for any purpose germane to the Meeting, between the hours of 9:00 a.m. and 4:30 p.m. (Pacific Time), at our principal executive offices at CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, by contacting our General Counsel. The list of these stockholders will also be available for examination by our stockholders during the Meeting on the Meeting webpage for stockholders that have accessed the Meeting as a stockholder.
Q.	How can I find out the results of the voting?
A.	We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting.
Q.	Whom should I contact if I have questions?
A.
If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact our Investor Relations department at our principal executive office as follows:

Investor Relations
CleanSpark, Inc.
2370 Corporate Circle, Suite 160
Henderson, Nevada 89074
(801) 244-4405
Email: ir@cleanspark.com

PROPOSAL 1
ELECTION OF DIRECTORS
Nomination of Directors
The Nominations and Corporate Governance Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:
(1)	The appropriate size of the Board;
(2)	The Company’s needs with respect to the particular talents and experience of its directors; and
(3)	The knowledge, skills, and experience of nominees, including experience in technology, business, finance, administration, and/or public service.
Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its stockholders’ best interests, including the independence requirements for board and committee membership under The Nasdaq Capital Market (“Nasdaq”) listing standards, diversity (though the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees), and the requirements for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by SEC rules. The Nominating Committee also believes it is appropriate for our Chief Executive Officer to serve on the Board.
The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network and external resources to solicit and compile a list of eligible candidates.
We do not have a formal policy concerning stockholder recommendations of nominees for director to the Nominating Committee as, to-date, we have not received any recommendations from stockholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. The absence of such a policy does not mean, however, that such recommendations will not be considered. Stockholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.
There are no arrangements or understandings between any of our directors, nominees for directors, or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee, or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The Nominating Committee has recommended, and the Board has nominated, Zachary Bradford, S. Matthew Schultz, Larry McNeill, Dr. Thomas Wood, and Roger Beynon as nominees for election as members of our Board at the 2022 Annual Meeting for a period of one year or until each such director’s respective successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the 2022 Annual Meeting, five directors will be elected to the Board.
Information Regarding Directors
Name	Age	Position
Zachary Bradford	35	Chief Executive Officer, President, and Director
S. Matthew Schultz	53	Executive Chairman and Chairman of the Board
Larry McNeill	80	Director
Dr. Thomas Wood	56	Director
Roger Beynon	75	Director
Zachary K. Bradford has been a Director of the Company since March 2014. He is a licensed Certified Public Accountant in Nevada and a member of the American Institute of Certified Public Accountants. He has served as the Company’s Chief Executive Officer and President since October 2019. Previously he served as Chief Financial Officer from 2014 through October 2019. He has also served as a partner in a public accounting and consulting firm in Henderson, Nevada since June 2013. Mr. Bradford holds a B.S. in Accounting and a Masters of Accountancy from Southern Utah University.
Aside from the above, Mr. Bradford does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
Mr. Bradford is qualified to serve on our Board of Directors because of his experience and knowledge in public company reporting and accounting.
S. Matthew Schultz has served as Chairman of the Board since October 2019 and served as Director since March 2014. He served as the Company’s Chief Executive Officer from 2014 through October 2019 and has served as Executive Chairman since October 2020. He was a founding member and the Vice President of the Utah Consumer Lending Association.
Aside from the above, Mr. Schultz does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
Mr. Schultz is qualified to serve on our Board of Directors because of his experience and knowledge in public company reporting and financing and work in the energy sector.
Larry McNeill was appointed to serve as a Director of the Company in January 2015. Mr. McNeill remained as a Director of the Company’s Board until September 2017 when he accepted the position of Chairman of the Board and served until October 2019. Since October 2019, Mr. McNeill has continued as an independent Director and Chairman of the Compensation and Nominations and Corporate Governance Committees.
Mr. McNeill has a Master’s degree in Business Administration from Armstrong University, a BA in Business Administration, Economics, and Russian language from Minnesota State University, and has completed the course work towards his PhD in Business Management.
Mr. McNeill has a diverse business background that includes a range of broad business skills gained from his many roles in Real Estate, Finance, Research, Legal, Management, and Business Strategies. These roles include serving as the Director of the Consumer, Sales, and Store Location research departments of Safeway Grocery Stores, Inc. where he was responsible for the expansion of Safeway in Europe, Australia and Canada from 1970 to 1975. Prior to that, Mr. McNeill served as the Director of Market Research for A&P where he was responsible for the Company’s expansion into Saudi Arabia and as an executive officer of Smith’s Food and Drug Stores for 17 years, most recently as the Senior Vice President of Corporate Development overseeing the Research, Real Estate, and Legal Departments. Mr. McNeill retired from Smith’s Food & Drug Stores in 1996 after the Fred Meyer merger was completed.

Aside from the above, Mr. McNeill does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
Mr. McNeill is qualified to serve on our Board of Directors because of his experience and knowledge in business management and financing.
Dr. Thomas L. Wood has been a Director of the Company since October 2019. He has over 33 years of highly successful experience in positions of increasing responsibility in planning and operations, policy development/implementation, construction management, defense acquisition, budgeting and programming, and managing large projects and programs. Dr. Wood previously served in the U.S. Navy from 1985 to 2006 rising to the role of Deputy Operations for the Navy’s Pacific Engineering Command in which he was responsible for ensuring the successful execution through nine field offices of nearly $1 billion annually in construction and services contracts. After leaving the U.S. Navy, Dr. Wood served as a Subject Matter Expert (SME) supporting the U.S. Pacific Command (USPACOM) Joint Interagency Coordination Group (JIACG) as a Sr. Military Analyst and continued as a civil servant in senior roles thereafter. Dr. Wood graduated from Union College with a Bachelor’s degree in Civil Engineering and Master’s degree in Civil Engineering from University of Maryland, College Park. Dr. Wood then obtained a Doctor of Business Administration degree from Argosy University, Honolulu. He is also a licensed Professional Engineer.
Aside from the above, Dr. Wood does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
Dr. Wood is qualified to serve on our Board of Directors because of his experience and knowledge in engineering, business management, and financing.
Roger P. Beynon has been a Director of the Company since October 2019. He is an experienced Certified Public Accountant (CPA) and owner of Beynon & Associates, a public accounting firm that has been in operation for over 37 years. Mr. Beynon has provided accounting and tax services to businesses since 1984. Mr. Beynon is a CPA and Certified Fraud Examiner (CFE) and is a past president of the Utah Association of CPA's. Mr. Beynon is currently the chairman of the board of directors of Transwest Credit Union. Mr. Beynon is a graduate from Weber State College in 1972 with a bachelor’s degree in accounting and a minor in banking and finance.
Aside from the above, Mr. Beynon does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
Mr. Beynon is qualified to serve on our Board of Directors because of his experience and knowledge in public company reporting and accounting.
Vote Required and Recommendation of the Board
Directors are elected by plurality of the votes cast at the Meeting. If a quorum is present and voting at the Meeting, the five nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.
Only votes “FOR” will affect the outcome. Broker non-votes and withheld votes will have no effect on this proposal, as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES UNDER PROPOSAL 1

PROPOSAL 2
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected MaloneBailey, LLP (“MaloneBailey”) as our independent registered public accounting firm for the fiscal year ending September 30, 2022, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the 2022 Annual Meeting. MaloneBailey has audited the Company’s financial statements since 2018. Representatives of MaloneBailey are expected to be present at the 2022 Annual Meeting. The representatives of MaloneBailey will have an opportunity to make a statement at the Meeting, if they so desire, and will be available to respond to appropriate questions.
The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of MaloneBailey as a matter of further involving our stockholders in our corporate affairs. If our stockholders do not ratify this selection, the Board will reconsider its selection of MaloneBailey and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.
The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.
Independent Registered Public Accounting Firm’s Fees
The following table summarizes the fees billed to us by MaloneBailey for the years ended September 30, 2021 and 2020. All fees described below were pre-approved by the Audit Committee:
Fee Category	2021	2020
Audit Fees(1)	$924,871	$124,600
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
	$924,871	$124,600
(1)
Audit fees consist of amounts billed for professional services for audit and quarterly reviews of our financial statements, registration statements filed with the SEC, and other statutory and regulatory filings.

Pre-Approval Policies and Procedures
Our Audit Committee has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Audit Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the Audit Committee determines that the non-audit services do not impair the independence of the independent registered public accounting firm. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting.
All fees that were incurred in fiscal years 2021 and 2020 were pre-approved by the Audit Committee and/or the full Board, as applicable.
Vote Required and Recommendation of the Board
The affirmative “FOR” vote of a majority of the votes cast by the stockholders entitled to vote at the 2022 Annual Meeting is required to approve this proposal.
Because broker discretionary voting is allowed for this Proposal 2, we do not expect any broker non-votes for this proposal. Abstentions will not be counted as votes cast, and thus, will not affect the outcome of the vote on this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF SELECTION OF MALONEBAILEY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2022.

BOARD MATTERS AND CORPORATE GOVERNANCE
Board and Stockholder Meetings and Attendance
The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates, and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.
Directors are elected annually and hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, or removal. During fiscal year 2021, there were six Board meetings, including telephonic meetings. All of our directors attended 75% or more of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. The Company encourages, but does not require, directors to attend annual meetings of stockholders. Each of our directors attended the 2021 annual meeting of stockholders.
Board Composition and Election of Directors
Director Independence
Our Board size is currently set at five members. Our Board has determined that Larry McNeill, Roger Beynon, and Dr. Thomas Wood are all independent directors in accordance with the listing requirements of Nasdaq. Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of their family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
Board Committees
On January 24, 2020, in connection with the listing of our Common Stock on the Nasdaq, our Board established three standing committees – an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee – each of which operates under a charter that has been approved by our Board. The following table provides information for the current membership for each of the committees of the Board:
Name	Age	Position	Audit Committee	Compensation Committee	Nominations and Corporate Governance Committee	Director Since
Zachary Bradford	35	Chief Executive Officer, President, and Director				2014
S. Matthew Schultz	53	Executive Chairman and Chairman of the Board				2014
Larry McNeill	80	Director	*	C	C	2015
Dr. Thomas Wood	56	Director	*	*	*	2019
Roger Beynon	75	Director	C			2019
C	Chair
*	Member

Audit Committee
The audit committee (“Audit Committee”) oversees the integrity of the Company’s accounting and financial reporting process and the audits of its financial statements. The Audit Committee is directly responsible for, among other matters:
•	the selection, compensation, retention, and oversight of the Company’s independent registered public accounting firm;
•	reviewing the Company’s independent registered public accounting firm’s continuing independence;
•	approving the fees and other compensation to be paid to the Company’s independent registered public accounting firm;
•	pre-approving all audit and non-audit related services provided by the Company’s independent registered public accounting firm;
•	reviewing and discussing with management and the Company’s independent registered public accounting firm the results of the quarterly and annual financial statements;
•	reviewing and discussing with management and the Company’s independent registered public accounting firm the Company’s selection, application, and disclosure of its critical accounting policies;
•
discussing with the Company’s independent registered public accounting firm, both privately and with management, the adequacy of the Company’s accounting and financial reporting processes and systems of internal control; and

•	annually reviewing and evaluating the composition and performance of the Audit Committee, including the adequacy of the Audit Committee’s charter.
The Audit Committee consists of (i) Roger P. Beynon, who is the Chairman of the Audit Committee, (ii) Dr. Thomas L. Wood, and (iii) Larry McNeill. Each member of the Audit Committee meets the requirements for independence, including the enhanced requirements applicable to audit committee members, and can read and understand fundamental financial statements in accordance with the applicable rules and regulations of the SEC and the Nasdaq listing standards. In arriving at this determination, the Board has examined each Audit Committee member’s professional experience and the nature of their employment in the corporate finance sector. The Board has also determined that Mr. Beynon qualifies as an “audit committee financial expert,” as defined under applicable SEC and Nasdaq listing standards.
The Audit Committee operates pursuant to a written charter that is available on the Company’s website at: www.cleanspark.com/investor-relations/corporate-governance/.
During fiscal year 2021, the Audit Committee held four meetings.
Report of the Audit Committee of the Board of Directors
The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.
The Audit Committee reviewed with MaloneBailey LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has discussed with MaloneBailey LLP its independence from management and the Company, has received from MaloneBailey LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding MaloneBailey LLP’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with MaloneBailey LLP to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the Company’s financial reporting. MaloneBailey LLP, as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with MaloneBailey LLP were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.
In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended September 30, 2021. The Audit Committee and the Board also have recommended, that the ratification of the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022 be submitted as a proposal at the Meeting.
The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter as it may deem necessary or appropriate.
Respectfully submitted,

The Audit Committee of the Board of Directors Roger P. Beynon (Chairman) Dr. Thomas L. Wood Larry McNeill
This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.
Compensation Committee
The compensation committee (“Compensation Committee”) evaluates, recommends, and approves policy relating to compensation and benefits of the Company’s officers and employees. The Compensation Committee is directly responsible for, among other matters:
•	annually reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer and other executive officers;
•	evaluating the performance of these officers in light of those goals and objectives, and setting the compensation of these officers based on such evaluations;
•	administering and interpreting the Company’s cash and equity-based compensation plans;
•	annually reviewing and making recommendations to the Board with respect to all cash and equity-based incentive compensation plans and arrangements; and
•	annually reviewing and evaluating the composition and performance of the Compensation Committee, including the adequacy of the Compensation Committee’s charter.
The Compensation Committee consists of (i) Larry McNeill, who is the Chairman of the Compensation Committee, and (ii) Dr. Thomas L. Wood. The Board has determined that Mr. McNeill and Dr. Wood are independent under the applicable Nasdaq listing standards, including the enhanced requirements applicable to compensation committee members, and all current members qualify as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has determined that each of the members of the Compensation Committee is an “outside director” as that term is defined in Section 162(m) of the Revenue Code, or Section 162(m).

The Compensation Committee operates pursuant to a written charter that is available on the Company’s website at: www.cleanspark.com/investor-relations/corporate-governance/.
The Compensation Committee may delegate its responsibilities under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also employ a compensation consultant, independent legal counsel or other adviser to assist in the evaluation of the compensation of the Company’s executive officers and its other duties.
During fiscal year 2021, the Compensation Committee held one meeting.
Nominations and Corporate Governance Committee
The Nominating Committee is responsible for making recommendations to the Board regarding candidates for directorship, and the structure and composition of the Company’s Board and committees of the Board. The Nominating Committee is directly responsible for, among other matters:
•	identifying, evaluating, and nominating candidates for appointment or election as members of the Board;
•	developing, recommending, and evaluating a set of corporate governance guidelines applicable to all of the Company’s employees, officers, and directors; and
•	annually reviewing and evaluating the composition and performance of the Nominating Committee, including the adequacy of the Nominating Committee’s charter.
The Nominating Committee consists of: (i) Larry McNeill, who is the Chairman of the Nominating Committee, and (ii) Dr. Thomas L. Wood. The Board has determined that Mr. McNeill and Dr. Wood are independent under the applicable rules and regulations of Nasdaq.
The Nominating Committee operates pursuant to a written charter that is available on the Company’s website at: www.cleanspark.com/investor-relations/corporate-governance/.
During fiscal year 2021, the Nominating Committee held one meeting, which was conducted together with a meeting of the full Board.
Board Leadership Structure
The Board currently consists of five directors. The positions of Executive Chairman and Chief Executive Officer are currently separated. Our Board believes that separation of the positions of Executive Chairman and Chief Executive Officer creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. We believe that the current structure is appropriate at this time in that it enables Mr. Bradford to focus on his role as Chief Executive Officer of the Company, while enabling Mr. Schultz, Chairman of the Board, to continue to provide leadership on policy at the Board level. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time for the size and scope of operations of a company of our size. Although the roles of Chief Executive Officer and Executive Chairman are currently separated, the Board has not adopted a formal policy requiring such separation. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate to ensure the interests of the Company and its stockholders are best served.
Board’s Role in Risk Management
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. Our management is responsible for day-to-day management of risk. The Board regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating Committee reviews compliance with external and internal policies, procedures and practices consistent with the Company’s charter and bylaws.
While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and members of our management team about such risks. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Board Diversity
Our Nominating Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:
•	Personal and professional integrity, ethics and values;
•	Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;
•	Experience as a board member or executive officer of another publicly-held company;
•	Strong finance experience;
•	Diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•	Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence and specialized experience;
•	Experience relevant to our business industry and with relevant social policy concerns; and
•	Relevant academic expertise or other proficiency in an area of our business operations.
Currently, the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees. Our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.
Communications with our Board of Directors
Stockholders seeking to communicate with members of the Board should submit their written comments to CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, Attn: Secretary. The Secretary will forward such communications to each member of the Board; provided that, if in the opinion of our Secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion) or specific committees of the Board, as applicable.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy is available on our website at www.cleanspark.com/investor-

relations/corporate-governance/. We will also provide a copy, free of charge, to any stockholder upon written request to CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074. We intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Anti-Hedging Policy
Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from engaging in transactions in publicly traded options related to the Company’s equity securities that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Corporate Governance
Our Code of Business Conduct and Ethics, Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, and Nominations and Corporate Governance Committee Charter are available, free of charge, on our website at www.cleanspark.com/investor-relations/corporate-governance/. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.
Environmental, Social and Governance Executive Committee
During 2021, the Company increased its commitment to environmental and social responsibility by creating an Environmental, Social and Governance (“ESG”) committee, which consists of members of the Company’s senior management team. The Company has engaged Nasdaq Corporate Solutions, LLC to assess the Company’s ESG efforts and assist in developing and implementing an ESG roadmap.
Family Relationships
There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.
Director Compensation
The following table sets forth information regarding the compensation awarded to, earned by, or paid to our non-employee directors who served on our Board for the year ended September 30, 2021.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Larry McNeill	$62,083	—	—	—	—	—	$62,083
Roger Beynon	$37,917	$15,000	—	—	—	—	$52,917
Dr. Thomas Wood	—	$62,083	—	—	—	—	$62,083
(1)
Includes $45,000 and 30,000 annual cash retainers (which was increased from $30,000 to $60,000 per year for each board member on April 16, 2021 by the Board), for each of Mr. McNeill, and Mr. Beynon, respectively. In addition, includes $17,083 paid to Mr. McNeill and $7,917 paid to Mr. Beynon, for their respective services on the Audit and Compensation Committees, as applicable. Effective April 16, 2021, an additional cash retainer of $20,000 per year was approved by the Board for service on Audit and Compensation Committees. Dr. Wood elected to receive the equivalent of all of his annual cash retainer ($45,000) and fees for his service as a member of the Audit and Compensation Committees ($17,083) in restricted common stock; Mr. Beynon elected to receive the equivalent of $15,000 of his annual cash retainer in restricted common stock.

(2)	Represents the grant date fair value of restricted common stock computed in accordance with Accounting Standards Codification 718, Compensation—Stock Compensation, or ASC 718.
(3)	At September 30, 2021, 25,000 options remained outstanding for Mr. McNeill.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Executive Officers
The following table sets forth the names, ages, and positions of our executive officers as of January 20, 2022. Please see Proposal 1 for additional information regarding our directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any director and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable. There currently are no legal proceedings with respect to our executive officers and directors, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees.
Name	Age	Position(s)
Zachary K. Bradford	35	Chief Executive Officer, President, and Director
Gary Vecchiarelli	44	Chief Financial Officer
Amer Tadayon	51	Chief Revenue Officer
S. Matthew Schultz	53	Executive Chairman, Chairman of the Board
Set forth below is a brief description of the background and business experience of our executive officers:
Zachary K. Bradford, Chief Executive Officer, President and Director. A description of Mr. Bradford’s background and business experience is provided under “Proposal No. 1 Election of Directors.”
Gary Vecchiarelli, Chief Financial Officer, brings more than 20 years of professional experience in various senior accounting and finance roles to the Company. From July 2019 to September 2021, Mr. Vecchiarelli served as Chief Financial Officer of Imatrex, Inc., a late-development stage high-tech medical device company focused on diagnosing heart disease and treating cancer. From January 2017 to February 2019, Mr. Vecchiarelli served as the Senior Vice President of Finance and Chief Accounting Officer of Golden Entertainment, Inc. (NASDAQ:GDEN), a large regional hospitality company, which operated 10 casino resort properties, 60 wholly owned taverns and almost 1,000 third party route locations. Prior to that, from May 2012 to December 2016, Mr. Vecchiarelli served as Chief Financial Officer of Galaxy Gaming, Inc. (OTC:GLXZ), the world’s largest independent table game provider, developing, manufacturing and distributing proprietary table games and electronic platforms to casinos worldwide. Mr. Vecchiarelli has held senior-level and executive roles with a variety of other companies, including Division Controller of Spectrum Pharmaceuticals, Inc. (NASDAQ:SPPI), a leading biotechnology company focused on acquiring, developing and commercializing hematology and oncology drug products; as a Manager with BDO USA, LLP, where Mr. Vecchiarelli helped open and establish the Las Vegas audit practice; in several positions with McGladrey & Pullen, LLP, where Mr. Vecchiarelli was ultimately promoted to Supervisor, auditing middle market privately held clients; and in several positions with Crawford, Pimentel & Co., Inc., where Mr. Vecchiarelli was ultimately promoted to Senior Staff Accountant, where he was responsible for accounting, auditing and tax planning & preparation for closely held and high net worth clients.
Mr. Vecchiarelli holds a Bachelor of Science degree in Business Administration with concentration in Accounting from California State University at San Jose. Mr. Vecchiarelli has been a licensed CPA since 2006, and has active licenses in the states of California and Nevada. In 2014, Mr. Vecchiarelli was named to the 2014 Class of Las Vegas’ “40 under 40” list of accomplished young professionals by VEGAS INC. magazine. Since 2014, Mr. Vecchiarelli has served on the Board of Directors for the Las Vegas Chapter of Financial Executives International, and was President of the chapter 2016-2017. Since 2018, Mr. Vecchiarelli has also been a member of the Board of Directors for Doral Academies of Las Vegas, one of the top charter school systems in the state of Nevada.
Amer Tadayon, Chief Revenue Officer, is an experienced executive and entrepreneur. Mr. Tadayon joined us as part of the acquisition of p2kLabs where he was the founder and CEO. Mr. Tadayon has held various leadership positions at Fortune 500 companies including IBM, Cognizant, and frog design. In addition, he has worked with major global grants such as Nike, Viacom, and Mattel.
S. Matthew Schultz, Executive Chairman and Chairman of the Board. A description of Mr. Schultz’s background and business experience is provided under “Proposal No. 1 Election of Directors.”

Overview
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the fiscal year ending September 30, 2021, our “named executive officers” and their positions were as follows:
•	Zachary Bradford, Chief Executive Officer, President, and Director
•	Lori Love, former Chief Financial Officer*
•	S. Matthew Schultz, Executive Chairman and Chairman of the Board
*Effective December 14, 2021, Ms. Love no longer serves as Chief Financial Officer.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.
Summary Compensation Table
The following table provides information concerning all compensation awarded to, earned by, or paid to our former or current “principal executive officer” and executive officers for the fiscal years ended September 30, 2021 and 2020. We refer to these individuals as our “named executive officers.”
SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
Zachary Bradford CEO, President, and Director	2021	500,000	2,700,000	2,333,165	9,257,326	—	—	309,086	15,099,577
	2020	335,000	360,000	615,250	274,000	—	—	—	1,584,250
Lori Love Former CFO	2021	350,000	546,668	761,191	1,116,871	—	—	74,672	2,849,402
	2020	200,000	190,000	316,660	250,958	—	—	—	957,618
S. Matthew Schultz Executive Chairman	2021	350,000	2,210,000	1,864,926	7,429,135	—	—	279,626	12,133,686
	2020	—	350,000	484,200	239,450	—	—	252,000	1,325,650
(1)
Amounts shown represent the discretionary cash bonuses awarded for exceeding performance expectations as approved by the Compensation Committee. See “Narrative Disclosure to the Summary Compensation Table” for additional information.

(2)
Amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of restricted stock units and the amounts shown in the “Option Awards” column represent the aggregate grant date fair value of stock options, in each case as computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 13 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended September 30, 2021. For awards vesting upon achievement of certain performance metrics, amounts included assume achievement of such performance metrics. See “Narrative Disclosure to the Summary Compensation Table” for additional information.

(3)
Amounts shown include compensation paid in digital currency in accordance with the executive’s respective employment agreement, and certain taxes paid by the Company on behalf of the executives in accordance with the executives’ employments agreements.

Narrative Disclosure to the Summary Compensation Table
Zachary Bradford – Chief Executive Officer, President, and Director
On October 26, 2020, the Company entered into an employment agreement whereby Mr. Bradford accepted the position of Chief Executive Officer. Under this agreement, Mr. Bradford is compensated by a base salary of $500,000 per year, a discretionary cash bonus (the percentage of which is determined by the Compensation Committee but shall be no less than 50% of base salary) which was $350,000 in fiscal 2021, and a combination of restricted stock units and stock options that is at least 50% in value to his base compensation annually. For fiscal 2021 this was 30,000 shares of restricted stock units that vest over 12 months, and performance based awards of 69,000 shares of restricted stock units and 30,000 options with a strike price of $9.00, in each case vesting upon achievement of certain corporate milestones for fiscal 2021. Incentives were earned as follows: 30% of incentive compensation was earned upon the achievement of individual performance metrics, 50% was earned upon achievement of revenue metrics, and 30% was achieved upon other corporate performance metrics. Mr. Bradford achieved all the performance metrics set by the Compensation Committee in fiscal 2021. On April 16, 2021, Mr. Bradford’s employment agreement was amended to add an additional non-cash component to his base salary, retroactive to April 1, 2021, which consists of the payment of 0.6 Bitcoin per month of employment, or 7.2 Bitcoin per year. In the event that the Company ceases to mine Bitcoin for any reason, this addition shall automatically terminate, and the Company shall have no obligation to pay Mr. Bradford any additional Bitcoin pursuant to the amendment. The amendment also provided for, in addition to the incentive compensation that Mr. Bradford is entitled to under his employment agreement, for the fiscal year ended September 30, 2021: (i) an additional cash bonus in the amount of $100,000 based on the Company achieving certain annual gross revenues plus realized gains/losses, (ii) an additional cash bonus of $250,000 and the grant of an aggregate of 150,000 restricted stock units based on certain Company market capitalization targets, which was not earned in fiscal 2021, (iii) and an additional cash bonus of $500,000 and the grant of an aggregate of 300,000 restricted stock units based on certain additional Company market capitalization targets, which was not earned in fiscal 2021. On April 16, 2021, the Compensation Committee also approved a one-time discretionary cash bonus of $2,350,000, and a one-time equity compensation bonus which consists of 50,000 restricted stock units, vested immediately, and 500,000 options to purchase common stock with a strike price of $23.00 for exceeding performance expectations, vesting in 36 equal monthly installments from the grant date.
See Summary Compensation Table for the actual cash and equity awards paid to Mr. Bradford in the fiscal year ended September 30, 2021.
Lori Love - Former Chief Financial Officer
On October 26, 2020 the Company entered into an employment agreement whereby Ms. Love accepted the position of Chief Financial Officer. Under this agreement, Ms. Love was compensated by a base salary of $350,000 per year, a discretionary cash bonus (the percentage of which is determined by the Compensation Committee but shall be no less than 20% of base salary), and a combination of restricted stock units and stock options that is at least 50% in value to her base compensation annually. For fiscal 2021 this was 9,000 shares that vest over 12 months, and performance based awards of 13,250 shares of restricted stock units and 10,000 options with a strike price of $9.00, in each case vesting upon achievement of certain corporate milestones for fiscal 2021. Incentives were earned as follows: 50% of incentive compensation was earned upon the achievement of individual performance metrics, 30% was earned upon achievement of revenue metrics, and 20% was achieved upon other corporate performance metrics. Ms. Love achieved approximately 75% of the performance metrics set by the Compensation Committee in fiscal 2021, and the awards that were not earned or vested were forfeited. On April 16, 2021, Ms. Love’s employment agreement was amended to provide that, in addition to the incentive compensation that Ms. Love is entitled to under her employment agreement, for the fiscal year ended September 30, 2021, an additional cash bonus in the amount of $40,000 based on the Company achieving certain annual gross revenues plus realized gains/losses. On April 16, 2021, the Compensation Committee approved a one-time discretionary cash bonus of $470,000, and a one-time equity compensation bonus which consist of 15,000 restricted stock units, vested immediately, and 50,000 options to purchase common stock for exceeding performance expectations, vesting in 36 equal monthly installments from the grant date. Ms. Love stepped down from her role as Chief Financial Officer and her employment agreement was terminated effective December 14, 2021.
See Summary Compensation Table for the actual cash and equity awards paid to Ms. Love in the fiscal year ended September 30, 2021.

S. Matthew Schultz – Executive Chairman and Chairman of the Board
On October 26, 2020, the Company entered into an employment agreement whereby Mr. Schultz accepted the position of Executive Chairman. Under this agreement, Mr. Schultz is compensated by a base salary of $350,000 per year, a discretionary cash bonus (the percentage of which is determined by the Compensation Committee but shall be no less than 50% of base salary), and a combination of restricted stock units and stock options that is at least 50% in value to his base compensation annually. For fiscal 2021 this was 24,000 shares of restricted stock units that vest over 12 months, and performance based awards of 55,000 shares of restricted stock units and 24,000 options, with a strike price of $9.00, in each case vesting upon achievement of certain corporate performance milestones for fiscal 2021. Incentives were earned as follows: 20% of incentive compensation was earned upon the achievement of individual performance metrics, 40% was earned upon achievement of revenue metrics, and 40% was achieved upon other corporate performance metrics. Mr. Schultz achieved all the performance metrics set by the Compensation Committee in fiscal 2021. On April 16, 2021, Mr. Schultz’s employment agreement was amended to add an additional non-cash component to this base salary, retroactive to April 1, 2021, which shall consist of the payment of 0.5 Bitcoin per month of employment, or 6.0 Bitcoin per year. In the event that the Company ceases to mine Bitcoin for any reason, this addition shall automatically terminate, and the Company shall have no obligation to pay Mr. Schultz any additional Bitcoin pursuant to the amendment. The amendment also provided for, in addition to the incentive compensation that Mr. Schultz is entitled to under his employment agreement, for the fiscal year ended September 30, 2021: (i) an additional cash bonus in the amount of $80,000 based on the Company achieving certain annual gross revenues plus realized gains/losses, (ii) an additional cash bonus of $200,000 and the grant an aggregate of 100,000 restricted stock units based on certain Company market capitalization targets which was not earned in fiscal 2021, (iii) and an additional cash bonus of $400,000 and the grant of an aggregate of 200,000 restricted stock units based on certain additional Company market capitalization targets which was not earned in fiscal 2021. On April 16, 2021, the Compensation Committee also approved a one-time discretionary cash bonus of $1,880,000, and one-time equity compensation bonus which consist of 40,000 restricted stock units, vested immediately, and 400,000 options to purchase common stock with a strike price of $23.00 for exceeding performance expectations, vesting in 36 equal monthly installments for the grant date.
See Summary Compensation Table for the actual cash and equity awards paid to Mr. Schultz in the fiscal year ended September 30, 2021.

Outstanding Equity Awards at Fiscal Year-End
On June 9, 2017, our Board of Directors adopted the 2017 Incentive Plan. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with us, to provide additional incentive to employees, directors and consultants, and to promote our success.
The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of September 30, 2021.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Zachary Bradford	19,143	—	—	$9.00	10/26/2023	—	—	—	—
	30,000	—	—	$9.00	10/26/2023	—	—	—	—
	69,444	430,556(1)	—	$23.00	4/16/2026	—	—	—	—
Lori Love	16,667	8,333(2)	—	$8.50	9/30/2024	—	—	—	—
	8,000	—	—	$5.60	12/20/2022	—	—	—	—
	6,278	—	—	$9.00	10/26/2023	—	—	—	—
	10,000	—	—	$9.00	10/26/2023	—	—	—	—
	6,944	43,056(3)	—	$23.00	4/16/2026	—	—	—	—
S. Matthew Schultz	15,000	—	—	$5.60	12/20/2022	—	—	—	—
	55,556	344,444(4)	—	$23.00	4/16/2026	—	—	—	—
	15,000	—	—	$9.00	10/26/2023	—	—	—	—
	24,000	—	—	$9.00	10/26/2023	—	—	—	—
(1)	500,000 options granted on 4/16/2021 to purchase common stock which vest in 36 equal monthly installments.
(2)	25,000 options granted on 9/30/2019 to purchase common stock which vest in 36 equal monthly installments.
(3)	50,000 options granted on 4/16/2021 to purchase common stock which vest in 36 equal monthly installments.
(4)	400,000 options granted on 4/16/2021 to purchase common stock which vest in 36 equal monthly installments.
2017 Equity Incentive Plan
On June 9, 2017, our Board of Directors adopted the Company’s 2017 Incentive Plan (as amended, the “Plan”). A total of 3,500,000 shares are authorized for issuance under the Plan. As of September 30, 2021, there were 1,242,183 shares available for issuance under the Plan.
The Plan allows the Company to grant incentive stock options, non-qualified stock options, stock appreciation rights, common stock, units of common stock, restricted stock, performance shares and performance units. Other than incentive stock options that are granted to participants who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), stock options are exercisable for up to ten years, at an option price per share not less than the fair market value on the date the option is granted. The incentive stock options are limited to persons who are regular full-time employees of the Company or Ten Percent Stockholders at the date of the grant of the option. Non-qualified stock options and the other types of awards issuable under the Plan may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Company’s Compensation Committee believes have contributed, or will contribute, to the success of the Company. The option vesting schedule for options granted is determined by the Compensation Committee at the time of the grant. The Plan provides for accelerated vesting of unvested options if there is a change in control, as defined in the Plan.
As of September 30, 2021, the number of securities issued under the Plan was:
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Price of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,105,504	$18.39	1,242,183
Equity compensation plans not approved by security holders	—	$—	—
Total	2,105,504	$18.39	1,242,183

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
Common Stock
The following table sets forth, as of January 20, 2022, the number and percentage of the 41,453,840 shares of outstanding Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is a director of the Company, (ii) each named executive officer of the Company, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.
We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days after January 20, 2022. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after January 20, 2022 are included for that person or group but not for any other person or group.
Except as otherwise indicated, the address of each of the persons named in the table below is c/o CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074.
Name of Beneficial Owner	Number of Shares of Par Value $0.001 Common Stock Beneficially Owned	Percentage of Class
Directors and named executive officers
S. Matthew Schultz	937,551(1)	2.26%
Zachary Bradford	836,401(2)	2.02%
Larry McNeill	158,257(3)	0.38%
Lori Love	129,695(4)	0.31%
Dr. Thomas L. Wood	57,849(5)	0.14%
Roger P. Beynon	10,976(6)	0.03%

All Officers and Directors as a Group (7 persons)	2,146,910(7)	5.18%
(1)
Includes 480,000 shares of common stock held in the S M Schultz IRRV TR to which Mr. Schultz is the beneficial owner, 204,000 shares of common stock held in his name, 40,996 shares of common stock held by his spouse, 28,333 vested but not settled restricted stock units and 184,222 vested and exercisable options to purchase common stock.

(2)
Includes 253,116 shares of common stock held in his name, 323,864 shares of common stock held in ZRB Holdings Inc. in which Mr. Bradford is the beneficial owner, 12,000 shares of common stock held in BlueChip Advisors LLC in which Mr. Bradford shares beneficial ownership, 35,500 vested but not settled restricted stock units, and 211,821 vested and exercisable options to purchase common stock.

(3)	Includes 61,621 shares of common stock held in his name, 71,636 shares of common stock held in his Roth IRA, and 25,000 vested and exercisable options to purchase common stock.
(4)	Includes 80,081 shares of common stock held in her name, 1,500 vested but not settled restricted stock units, and 41,114 vested and exercisable options to purchase common stock.
(5)	Includes 12,653 shares of common stock held in his name and 45,196 shares of common stock held in the name of his spouse.
(6)	Includes 10,976 shares of common stock held in his name.
(7)
Includes, for the officers and directors, as a group, an aggregate amount of 1,603,685 of common stock, 68,416 vested but not settled restricted stock units, and 474,809 vested and exercisable options to purchase common stock.

Series A Preferred Stock
The following table sets forth, as of January 20, 2022, the number and percentage of the 1,750,000 shares of outstanding Series A Preferred Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director of the Company, (ii) each executive officer, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding shares of Series A Preferred Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Except as otherwise indicated, the address of each of the persons named in the table below is c/o CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074.
Name of Beneficial Owner	Number of Shares of Par Value $0.001 Series A Preferred Stock Beneficially Owned	Percentage of Class
5% stockholders
Celtic, LLC(1)	250,000	14.29%
Directors and named executive officers
S. Matthew Schultz(1)	583,333	33.33%
Zachary Bradford(1)	583,333	33.33%
Larry McNeill(1)	583,333	33.33%
All Officers and Directors as a Group	1,750,000	100.00%
(1)
Messrs. Schultz, Bradford and McNeill each own 500,000 shares of Series A Preferred Common Stock held in their own names. Messrs. Schultz, Bradford and McNeill each own a 1/3 membership interests in Celtic, LLC, which directly owns an aggregate of 250,000 shares of Series A Preferred Stock, resulting in 83,333 shares of Series A Preferred being attributable to each of them. Messrs. Schultz, Bradford and McNeill each disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We describe below the transactions and series of similar transactions, since October 1, 2020, to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed the lesser of $120,000, or one percent of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, executive officers, holders of more than 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements with directors and executive officers, which are described where required under the section above titled “Summary Compensation Table.”

Zachary Bradford – Chief Executive Officer, President, and Director
During the years ended September 30, 2021 and 2020, the Company paid Blue Chip Accounting, LLC (“Blue Chip”) $183,075 and $131,248, respectively, for accounting, tax, administrative services and reimbursement for office supplies. Blue Chip is 50% beneficially owned by Mr. Bradford. None of the services were associated with work performed by Mr. Bradford. The services consisted of preparing and filing tax returns, bookkeeping, accounting and administrative support assistance. The Company also sub-leased office space from Blue Chip. During the years ended September 30, 2021 and 2020, $18,300 and $14,725, respectively, was paid to Blue Chip for rent. The sublease and engagement for accounting services was terminated December 31, 2021.
Bryan Huber – Former Officer and Director
On August 28, 2018, the Company executed an agreement with Zero Positive, LLC an entity controlled by Mr. Huber. In accordance with the agreement with Zero Positive, LLC, Mr. Huber earned $125,154 during the year ended September 30, 2020. On March 12, 2020, the Agreement was terminated upon the execution of a separation agreement. All amounts owed from all agreements totaling $90,000 were paid in full.
On September 28, 2018, in connection with the consulting agreement executed with Zero Positive, LLC, the Company issued warrants to purchase 90,000 shares of Common Stock at an exercise price of $8.00 per share to Zero Positive. The warrants were valued at $2,607,096 using the Black Scholes option pricing model based upon the following assumptions: term of 10 years, risk free interest rate of 3.05%, a dividend yield of 0% and volatility rate of 191%. The warrants vest as follows: 30,000 vested immediately, the balance vest evenly on the last day of each month over forty-two months beginning August 31, 2018. As of September 30, 2020, 67,143 warrants had vested, and the Company recorded an expense of $496,590 during the year ended September 30, 2020. As of September 30, 2021, 84,286 warrants had vested, and the Company recorded an expense of $496,590 during the year ended September 30, 2021.
S. Matthew Schultz – Executive Chairman and Chairman of the Board
The Company entered into an agreement on November 15, 2019 with an organization to provide general investor relations and consulting services that Mr. Schultz is affiliated with. The Company paid the organization $49,500 in fees plus $176,000 in expense reimbursements for the year ended September 30, 2020. The agreement was terminated in March 2020.
Policies and Procedures Regarding Related Party Transactions
Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The related person transactions disclosed in this Proxy Statement were each approved by the full Board or Audit Committee, as applicable.

Interest of Certain Persons in Matters to be Acted Upon
Other than the election of directors and any future receipt of awards under our Plan, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2022 Annual Meeting as described in this Proxy Statement.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended September 30, 2021 and written representations that no other reports were required, one Form 4 for Mr. Larry McNeill, one Form 4 for Mr. Roger Beynon and one Form 4 for Dr. Thomas Wood were inadvertently filed late during the year ended September 31, 2021 due to administrative error.

STOCKHOLDERS’ PROPOSALS
Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2023 Annual Meeting of stockholders they must have been received by us no later than September 29, 2022 (120 days prior to January 27, 2023, the one year anniversary of the 2022 proxy mailing). Such proposals should be directed to CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson Nevada, 89074, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC. Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote at the meeting, who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder and the proposed action). To be timely, the notice must not be received earlier than November 15, 2022 (120 days prior to March 15, 2023, the one year anniversary of the 2022 Annual Meeting), nor later than December 15, 2022 (90 days prior to March 15, 2023). The notice must contain the information required by our Bylaws. The foregoing Bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules.
In 2021, the Board adopted revisions to our Bylaws, putting into place proxy access provisions. The Bylaws were approved by our stockholders on September 15, 2021. These provisions permit a stockholder, or a group of up to 20 stockholders owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual stockholder meeting up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws. To be timely, the notice must not be received earlier than August 30, 2022 (150 days prior to January 27, 2023, the one year anniversary of the date the Company first distributed its proxy statement to stockholders for the preceding year’s annual meeting), nor later than September 29, 2022 (120 days prior to January 27, 2023). The notice must contain the information required by our Bylaws.
A copy of our Bylaws is available upon written request to: CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, Attn: Secretary. The officer presiding at the meeting may exclude matters that are not properly presented in accordance with these requirements.
OTHER BUSINESS
The Board knows of no matter other than those described herein that will be presented for consideration at the 2022 Annual Meeting. However, should any other matters properly come before the 2022 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.
MISCELLANEOUS
The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single proxy statement and/or Notice of Internet

Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, Attn: Secretary, by registered, certified or express mail or by calling the Company at (702) 941-8047.
AVAILABILITY OF ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.
The 2021 Annual Report on Form 10-K (which is not a part of our proxy soliciting materials), is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of proxy materials, this proxy statement and our 2021 Annual Report on Form 10-K are available on our website at www.cleanspark.com/investor-relations/sec-filings/. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10-K filed with the SEC will be provided to stockholders without charge upon written request directed to CleanSpark, Inc., 2370 Corporate Circle, Suite 160, Henderson, Nevada 89074, Attn: Secretary. The Company’s copying costs will be charged if exhibits to the 2021 Annual Report on Form 10-K are requested. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.
January 27, 2022	By Order of the Board of Directors

/s/ Zachary Bradford
Zachary Bradford, Chief Executive Officer, President, and Director

CleanSpark

CLEANSPARK, INC.
2370 CORPORATE CIRCLE, SUITE 160
HENDERSON, NV 89074

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM EDT on March 14, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CLSK2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 PM EDT on March 14, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D66551-P65768

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLEANSPARK, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) you do not wish to vote for on the line below.

____

Nominees:

01) Zachary Bradford
02) S. Matthew Schultz
03) Larry McNeill
04) Dr. Thomas Wood
05) Roger Beynon

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

CleanSpark

2022 Annual Meeting of Stockholders
11:00 AM PDT
March 15, 2022

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting of Stockholders:
The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D66552-P65768

CLEANSPARK, INC.
Annual Meeting of Stockholders
March 15, 2022 11:00 AM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Zachary Bradford and Gary Vecchiarelli, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and/or Preferred stock, as applicable, of CLEANSPARK, INC., a Nevada corporation, that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/CLSK2022 at 11:00 AM PDT on March 15, 2022, and any adjournment or postponement thereof. The shares represented by this proxy, when executed properly, will be voted in the manner directed. The undersigned instructs such proxies, or their substitutes, to vote in such a manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the matters listed on the reverse side as specified by the undersigned. All proxies heretofore given in respect of said meeting are hereby revoked.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Please vote, sign, date, and return this proxy card promptly using the enclosed envelope or vote through the telephone or by internet.

Continued and to be signed on reverse side